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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 10, 2003

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)


            TEXAS                       1-31447                74-0694415
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

             1111 LOUISIANA
             HOUSTON, TEXAS                                       77002
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

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ITEM 5.           OTHER EVENTS.


         On December 10, 2003, CenterPoint Energy, Inc. (the "Company") announced that it intended to sell $225 million aggregate principal amount of its convertible senior notes due 2024 (the "Convertible Senior Notes") through a private offering. A copy of that press release is attached as Exhibit 99.1. On December 12, 2003, the Company announced that it had priced $225 million aggregate principal amount of the Convertible Senior Notes. A copy of that press release is attached as Exhibit 99.2. On December 17, 2003, the Company closed the private placement of $255 million aggregate principal amount of the Convertible Senior Notes (including $30 million received upon exercise of the initial purchasers' option).

         For a description of the Convertible Senior Notes, please refer to the Indenture dated as of May 19, 2003 between the Company and JPMorgan Chase Bank, as trustee (the "Indenture"), and to Supplemental Indenture No. 4 to the Indenture dated as of December 17, 2003 between the Company and JPMorgan Chase Bank, as trustee ("Supplemental Indenture No. 4"). The Indenture and Supplemental Indenture No. 4 are attached as Exhibits 4.1 and 4.2, respectively. The Registration Rights Agreement dated as of December 17, 2003 among the Company, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the initial purchasers, relating to the Convertible Senior Notes is attached as Exhibit 4.3.

         The Convertible Senior Notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibits are filed herewith:

         4.1 Indenture dated as of May 19, 2003 between CenterPoint Energy, Inc. and JPMorgan Chase Bank, as trustee ("Indenture") (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K filed June 3, 2003)

         4.2 Supplemental Indenture No. 4 dated as of December 17, 2003 to the Indenture between CenterPoint Energy, Inc. and JPMorgan Chase Bank, as trustee

         4.3 Registration Rights Agreement dated as of December 17, 2003, among CenterPoint Energy, Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the initial purchasers

         99.1 Press Release issued December 10, 2003 regarding private placement of convertible senior notes

         99.2 Press Release issued December 12, 2003 regarding pricing of private placement of convertible senior notes

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CENTERPOINT ENERGY INC.



Date: December 19, 2003                          By:  /s/ Rufus S. Scott
                                                      -------------------------
                                                      Rufus S. Scott
                                                      Vice President and
                                                      Deputy General Counsel

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                                  EXHIBIT INDEX



Exhibit Number                             Exhibit Description
--------------                             -------------------

    4.1 Indenture dated as of May 19, 2003 between CenterPoint Energy, Inc. and JPMorgan Chase Bank, as trustee ("Indenture") (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K filed June 3, 2003)

    4.2 Supplemental Indenture No. 4 dated as of December 17, 2003 to the Indenture between CenterPoint Energy, Inc. and JPMorgan Chase Bank, as trustee

    4.3 Registration Rights Agreement dated as of December 17, 2003, among CenterPoint Energy, Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the initial purchasers

    99.1 Press Release issued December 10, 2003 regarding private placement of convertible senior notes

    99.2 Press Release issued December 12, 2003 regarding pricing of private placement of convertible senior notes